Exhibit 10.49

Consent and Fourteenth Amendment to Loan and Security Agreement
Borrower:    (1) Cardlytics, Inc., a Delaware corporation (“Parent”)
(2)Dosh Holdings LLC (formerly known as BSpears Merger Sub II, LLC), a Delaware limited liability company
(3)AFIN Intermediate Holdings, Inc. a Delaware corporation
(4)AFIN Holdings Inc., a Delaware corporation
(5)HSP EPI Acquisition, LLC, a Delaware limited liability company
Date:    December 6, 2023
This CONSENT AND FOURTEENTH AMENDMENT TO LOAN AND SECURITY
AGREEMENT (this “Amendment”) is entered into among, the borrowers named above (each and collectively, the “Borrower”), the lenders from time to time party to the Loan Agreement (“Lenders”) and Banc of California, a California state-chartered bank (formerly known as Pacific Western Bank) in its capacity as administrative and collateral agent for the Lenders (“Agent”).
Agent, Lenders and Borrower agree to amend the Loan and Security Agreement between them, dated May 21, 2018 (as amended, the “Loan Agreement”), as follows, effective as of the date hereof except as otherwise provided below. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)
HSP EPI Acquisition, LLC (“HSP EPI”) has advised Agent and Lenders that HSP EPI wishes to sell substantially all of its assets and substantially all of the assets of its wholly-owned subsidiary Entertainment Promotions of Canada, Inc. (“Entertainment Canada”) pursuant to the terms of that certain Asset Purchase Agreement dated as of December 7, 2023 by and among Afin Holdings, Inc., HSP EPI and Entertainment Canada as sellers, Parent, Cardlytics UK Limited and Kigo Entertainment LLC, as buyer and KIGO LLC (the “Sale Agreement”). The entering into the Sale Agreement, and the consummation of the sale described therein are collectively referred to herein as the “HSP EPI Disposition.” Pursuant to Sections 5.5 (iv), (x) and 7.1(m) of the Loan Agreement, Borrower is prohibited from entering into the HSP EPI Disposition without the Agent’s and Lender’s prior written consent. Borrower hereby requests that Agent and Lenders consent to the HSP EPI Disposition. Agent and Lenders agrees to consent to the HSP EPI Disposition and release its security interest in the assets of HSP EPI in connection with the HSP EPI Disposition, subject to the terms and conditions provided for herein.
1.Consent to HSP EPI Disposition. Pursuant to and subject to the terms of Section 5.5 of the Loan Agreement, Agent and Lenders hereby consent to the HSP EPI Disposition and the release of their security interest in the assets of Afin Holdings, Inc., HSP EPI and Entertainment Promotions of Canada, Inc. sold in connection with the HSP EPI Disposition; provided, however, that, as conditions to the effectiveness of such consent, Borrower shall have provided Agent with fully executed copies of the Sale Agreement and all material agreements, instruments and other documents related thereto and hereby represents and warrants to Agent to be true, correct and complete copies of such documents, in full force and effect.
It is understood by Borrower, however, that the foregoing consent does not constitute a consent under Sections 5.5 or 7.1 of the Loan Agreement in respect of any matter other than the HSP EPI

Exhibit 10.49

Disposition, nor a waiver of any other provision or term of the Loan Agreement or any other Loan Document, nor an agreement to consent, in the future, under Sections 5.5 or 7.1 of the Loan Agreement in respect of any matter other than the HSP EPI Disposition, nor an agreement to waive, in the future, any provision or term of the Loan Agreement or any other Loan Document.
2.Release of Security Interest in Assets of Afin Holdings, Inc. and HSP EPI. Subject to Section 1 above and effective concurrently with the closing of the HSP EPI Disposition, Agent and Lenders hereby release (without recourse, representation or warranty) its security interest solely in the assets of Afin Holdings, Inc., HSP EPI and Entertainment Promotions of Canada, Inc. sold in connection with the HSP EPI Disposition. After the consummation of the HSP EPI Disposition, Agent agrees (i) to file within three (3) Business Days thereafter UCC Amendments releasing Agent’s security interest with respect to solely the assets of Afin Holdings, Inc. (UCC File No. 20222346583) and HSP EPI (UCC File No. 20222346211) being sold pursuant to the Sale Agreement, in form and substance reasonably satisfactory to Agent and Borrower and otherwise in suitable form for filing in the appropriate governmental offices (“Authorized UCC Amendments”); provided that if such Authorized UCC Amendments are not filed within three (3) Business Days after the consummation of the HSP EPI Disposition, Agent authorizes Borrower (or its designees) to file such Authorized UCC Amendments on behalf of the Agent, and (ii) to promptly execute and deliver (at Borrower’s expense) such other similar documents, or take such other actions, as Borrower may reasonably request in writing in order to effect or reflect such release of Agent’s security interest.
3.Reference to Pacific Western Bank. Each reference to “Pacific Western Bank” and “Pacific Western Bank, a California state-chartered bank” in the Loan Agreement (as amended hereby) and each exhibit and schedule attached thereto, shall hereinafter become a reference to “Banc of California” and “Banc of California, California state-chartered bank (formerly known as Pacific Western Bank)” respectively. Borrower hereby agrees and authorize Agent to update any filings, instruments or other documents, to reflect such name change, as Agent deems desirable or reasonably necessary.
4.Legal Expenses. Without limitation on the terms of the Loan Documents, Borrower agrees to reimburse Bank for all its documented costs and expenses (including reasonable attorneys’ fees) incurred in connection with this Amendment.
5.Representations True. Borrower represents and warrants to Agent and Lenders that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct in all material respects, except as to representations and warranties that relate to a different date, in which case said representations and warranties continue to be true in all material respects as of said date and those representations and warranties that are conditioned by materiality, which shall be true and correct in all respects.
6.General Release. In consideration for Agent and Lenders entering into this Amendment, Borrower hereby irrevocably releases and forever discharges Agent, Lenders, and their successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, participants, and each of them (collectively, the “Releasees”), from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, which Borrower now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the date of this Amendment arising under or in any way related to the Loan Agreement, this Amendment or any other Loan Document or any of the transactions contemplated herein or therein (collectively, the “Released Claims”). Borrower hereby irrevocably waives the benefits of any and all statutes and rules of law to the extent the same provide in substance that a general release does not extend to claims which the creditor does not know or suspect to exist in its favor at the time of executing the release. Borrower represents and warrants that it has not assigned to any other Person any Released Claim, and agrees to indemnify Agent and Lenders against any and all actions, demands, obligations,

Exhibit 10.49

causes of action, decrees, awards, claims, liabilities, losses and costs, including but not limited to reasonable attorneys’ fees of counsel of Lenders’ choice and costs, which Lenders may sustain or incur as a result of a breach or purported breach of the foregoing representation and warranty.
7.No Waiver. Nothing herein constitutes a waiver of any default or Event of Default under the Loan Agreement or any other Loan Documents, whether or not known to Agent.
8.Applicable law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT INCLUDING AND GIVING EFFECT TO SECTIONS 5- 1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), EXCEPT TO THE EXTENT ANY SUCH OTHER LOAN DOCUMENT EXPRESSLY SELECTS THE LAW OF ANOTHER JURISDICTION AS GOVERNING LAW THEREOF, IN WHICH CASE THE LAW OF SUCH OTHER JURISDICTION SHALL GOVERN.
9.Consent to Jurisdiction. The provisions of Section 9.21 of the Loan Agreement titled: “Consent to Jurisdiction” shall apply to this Amendment, and the terms thereof are incorporated herein by this reference.
10.General Provisions. Borrower hereby ratifies and confirms the continuing validity, enforceability and effectiveness of the Loan Agreement and all other Loan Documents. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Agent, Lenders and Borrower, and the other written documents and agreements between Agent, Lenders and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Agent and Lenders on the one hand and Borrower on the other hand shall continue in full force and effect and the same are hereby ratified and confirmed. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
11.Mutual Waiver of Jury Trial. AGENT AND LENDERS AND BORROWER EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT IT MAY BE WAIVED. EACH OF THE PARTIES, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AMENDMENT, THE LOAN AGREEMENT, OR ANY RELATED INSTRUMENT OR LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ACTION OR INACTION OF ANY OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM. IF FOR ANY REASON THE PROVISIONS OF THIS SECTION ARE VOID, INVALID OR UNENFORCEABLE, THE SAME SHALL NOT AFFECT ANY OTHER TERM OR PROVISION OF THIS AMENDMENT, AND ALL OTHER TERMS

Exhibit 10.49

AND PROVISIONS OF THIS AMENDMENT SHALL BE UNAFFECTED BY THE SAME AND CONTINUE IN FULL FORCE AND EFFECT.

Borrower: CARDLYTICS, INC. By:_/s/ Nick Lynton_______________________ Name: Nick Lynton Title: Chief Legal and Privacy Officer	Agent and Lender: BANC OF CALIFORNIA By:_/s/ Mykas Degesye__________ Name: Mykas Degesys Title: Senior Vice President
Borrower/Converted Entity: DOSH HOLDINGS LLC By:_/s/ Nick Lynton_______________________ Name: Nick Lynton Title: Manager
Borrower: AFIN INTERMEDIATE HOLDINGS INC. By:_/s/ Nick Lynton_______________________ Name: Nick Lynton Title: President, Treasurer and Secretary
Borrower: AFIN HOLDINGS INC. By:_/s/ Nick Lynton_______________________ Name: Nick Lynton Title: President, Treasurer and Secretary
Borrower: HSP EPI ACQUISITION, LLC By:_/s/ Nick Lynton_______________________ Name: Nick Lynton Title: Manager and President

[Signature Page—Fourteenth Amendment to Loan and Security Agreement]